SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       December 9, 2002
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                              HOLLYWOOD MEDIA CORP.
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               (Exact Name of Registrant as Specified in Charter)




         Florida                         0-22908             65-0385686
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(State or Other Jurisdiction   (Commission File Number)    (IRS Employer
of Incorporation)                                         Identification No.)



2255 Glades Road, Suite 237 West, Boca Raton, Florida    33431
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(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code      (561) 998-8000
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.   - Other Events and Required FD Disclosure.

On December 9, 2002, Hollywood Media Corp. ("Hollywood Media") amended the terms of its shareholder rights plan (the "Plan") to increase the amount of shares that can be acquired by a shareholder under certain circumstances without the holder being deemed an "Acquiring Person" under the Plan. Under the Plan as amended, if a shareholder becomes the holder of more than 15% of Hollywood Media's Common Stock by reason of a reduction in the number of Hollywood Media's outstanding shares in a board-approved transaction, the holder would be permitted to acquire up to an additional 5% of the Common Stock without being deemed an Acquiring Person under the Plan. Prior to such amendment, a holder would be permitted to acquire up to 1% more of the Common Stock under such circumstances.

In connection with such amendment, Hollywood Media's management considered a range of factors, including the substantial reduction in the number of Hollywood Media's outstanding shares in August 2002 pursuant to its previously reported Exchange Agreement with Viacom Inc. Pursuant to the Exchange Agreement, Hollywood Media's outstanding shares decreased from approximately 29.0 million shares to approximately 20.2 million shares.

The amendment to the Plan was made by amending Hollywood Media's Amended and Restated Rights Amendment dated as of August 23, 1996 between Hollywood Media and American Stock Transfer & Trust Company, as Rights Agent.

The foregoing description of the amendment to the Plan is only a summary and is qualified by reference to the full text of such amendment, which amendment is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.   - Financial Statements, Pro Forma Information and Exhibits.

(c)      Exhibits.

         10.1 Amendment No. 1, dated as of December 9, 2002, to Amended and Restated Rights Amendment dated as of August 23, 1996 between Hollywood Media Corp. and American Stock Transfer & Trust Company.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HOLLYWOOD MEDIA CORP.


                                     By: /s/ Mitchell Rubenstein
                                         ------------------------
                                         Mitchell Rubenstein
                                         Chief Executive Officer


Date:  December  9, 2002




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                                  EXHIBIT INDEX

Exhibit Number                     Description

          10.1 Amendment No. 1, dated as of December 9, 2002, to Amended and Restated Rights Amendment dated as of August 23, 1996 between Hollywood Media Corp. and American Stock Transfer & Trust Company.